Exhibit 99.1

Chimera Investment Corporation Sets Date for the Company’s 2015 Annual Meeting of Stockholders

NEW YORK--(BUSINESS WIRE)--September 25, 2015--Chimera Investment Corporation (NYSE:CIM) today announced that its Board of Directors has set the date for the Company's Annual Meeting of Stockholders (the “Annual Meeting”) as well as the record date for stockholders eligible to vote at the meeting.

The Annual Meeting will be held on Thursday, December 10, 2015. Stockholders of record as of the close of business on October 21, 2015 will be eligible to vote at the meeting.

Additional information about the Annual Meeting will be contained in the definitive proxy statement (SEC Form DEF 14A) which will be filed with the U.S. Securities and Exchange Commission on or about October 28, 2015 and in the proxy materials that will be mailed to Chimera's stockholders on or about October 28, 2015.

Other Information

Chimera Investment Corporation invests in residential mortgage loans, residential mortgage-backed securities, real estate-related securities and various other asset classes. The Company’s principal business objective is to generate income from the spread between yields on its investments and its cost of borrowing and hedging activities. The Company is a Maryland corporation that has elected to be taxed as a real estate investment trust (“REIT”).

This news release and our public documents to which we refer contain or incorporate by reference certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” “would,” “will” or similar expressions, or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, our business and investment strategy; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to timely file our periodic reports with the Securities and Exchange Commission, or SEC; our expectations regarding materiality or significance; the effectiveness of our disclosure controls and procedures; material weaknesses in our internal controls over financial reporting; additional information that may arise from the preparation of our financial statements; inadequacy of or weakness in our internal controls over financial reporting of which we are not currently aware or which have not been detected; general volatility of the securities markets in which we invest; the impact of and changes to various government programs; our expected investments; changes in the value of our investments; interest rate mismatches between our investments and our borrowings used to finance such purchases; changes in interest rates and mortgage prepayment rates; effects of interest rate caps on our adjustable-rate investments; rates of default, delinquencies or decreased recovery rates on our investments; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; the degree to which our hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; availability of investment opportunities in real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; market trends in our industry, interest rates, the debt securities markets or the general economy; our ability to maintain our classification as a real estate investment trust, or REIT, for federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim all obligations, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

CONTACT:
Chimera Investment Corporation
Investor Relations, 866-315-9930
www.chimerareit.com